                                                                 EXHIBIT 10.9


             WAIVER NO. 1 AND AGREEMENT dated as of March 1, 1998 (this "Agreement"), to the Credit Agreement dated as of March 21, 1997 (the "Credit Agreement"), among TravelCenters of America, Inc., a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and The Chase Manhattan Bank, a
        New York banking corporation, as agent (in such capacity, the "Agent") for the Lenders, as swingline lender (in such capacity, the "Swingline Lender") and as fronting bank (in such capacity, the "Fronting Bank").

     A. The Borrower has requested that the Lenders waive compliance by the Borrower with certain provisions of the Credit Agreement to the extent necessary to permit the formation by the Borrower of an indirect wholly owned subsidiary that will engage solely in the business of acquiring, operating and maintaining an airplane.

     B. The Required Lenders are willing to enter into this Agreement on the terms and subject to the conditions set forth herein.

     C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. WAIVER. The Lenders hereby waive compliance by the Borrower and the Guarantors with (a) the provisions of Section 7.12 of the Credit Agreement to the extent, but only to the extent, necessary to permit TA Operating Corporation, a Delaware corporation ("TA"), to form and maintain as a subsidiary TA Travel L.L.C., a Delaware limited liability company ("TA Travel"), and (b) the provisions of Section 7.04 of the Credit Agreement to the extent, but only to the extent, necessary to permit the Borrower and the Guarantors to make investments (whether by means of capital contributions or intercompany loans) in TA Travel from time to time in an aggregate amount not to exceed $10,000,000 in the aggregate at any time outstanding, which investments are to be used by TA Travel solely for the purchase, operation and maintenance of an airplane (or any airplane purchased in replacement thereof) owned by TA Travel (collectively, the "Airplane"). In connection with the operation of the Airplane, (a) TA Travel has leased the Airplane to TA and (b) TA Travel and/or TA may from time to time enter into operating agreements (any such agreement, an "Operating Agreement") with airplane charter companies (any such charter company, a "Charter Company") pursuant to which TA Travel and TA will permit the Charter Company to operate the Airplane for the benefit of the (i) Borrower and its subsidiaries or (ii) other persons.

     SECTION 2. AGREEMENT. (a) TA Travel agrees with the Lenders, the Agent, the Swingline Lender and the Fronting Bank as follows:

          (i) TA Travel shall, at all times during the term of the Credit Agreement, engage solely in the business of acquiring, operating and maintaining the Airplane, leasing the Airplane to TA and entering into Operating Agreements with respect to the operation of the Airplane from time to time;

          (ii) by its signature below, TA Travel shall be deemed to be a Guarantor for purposes of the Credit Agreement and TA Travel hereby agrees to be bound by all the terms and provisions of, and to perform all the obligations under, the Credit Agreement applicable to a Guarantor thereunder (it being understood that, for purposes of the foregoing, any reference in the Credit Agreement to a "Guarantor" shall be deemed to be a reference to TA Travel); PROVIDED, HOWEVER, that, notwithstanding anything to the contrary in the Credit Agreement, TA Travel will not (A) incur, create, assume or permit to exist any Indebtedness in respect of Capital Lease Obligations or (B) permit to exist any loans or advances by Borrower to TA Travel or any investment by Borrower in TA Travel except as expressly permitted by Section 1(b) hereof;

          (iii) by its signature below, TA Travel agrees to become a party to the Guarantee Agreement attached hereto as Exhibit A (the "TA Travel Guarantee Agreement"), it being understood that each reference to the "Guarantee Agreement" in the Credit Agreement shall be deemed to include the TA Travel Guarantee Agreement;

          (iv) by its signature below, TA Travel agrees to become a party to the Security Agreement attached hereto as Exhibit B (the "TA Travel Security Agreement"), it being understood that each reference to the "Security Agreement" in the Credit Agreement shall be deemed to include the TA Travel Security Agreement;

          (v) TA Travel represents and warrants to each of the Lenders, the Agent, the Swingline Lender and the Fronting Bank that, after giving effect to this Agreement, all representations and warranties contained in the Credit Agreement, the TA Travel Guarantee Agreement and the TA Travel Security Agreement that relate to TA Travel are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date; and

          (vi) on or before April 30, 1998, in the case of the original Airplane, and within thirty days of the purchase thereof, in the case of any replacement Airplane, TA Travel shall grant to the Collateral Agent a valid and perfected first priority security interest in the Airplane, pursuant to documentation in form and substance satisfactory to the Collateral Agent; and

          (b) the Borrower agrees with the Lenders, the Agent, the Swingline Lender and the Fronting Bank as follows:

           (i) the Borrower shall cause TA Travel to engage, at all times during the term of the Credit Agreement, solely in the business of acquiring, operating and maintaining the Airplane, leasing the Airplane to TA and entering into Operating Agreements with respect to the operation of the Airplane from time to time;

          (ii) the Borrower will cause TA Travel to comply with its other obligations pursuant to Section 2(a) hereof, including but not limited to its obligations under the covenants in Article VI and Article VII of the Credit Agreement;

          (iii) the Borrower will not, and will not cause or permit either Guarantor to, make any investments in TA Travel; PROVIDED, HOWEVER, the Borrower or either Guarantor shall be permitted to make investments (whether by means of capital contributions or intercompany loans) in TA Travel in an aggregate amount not to exceed $10,000,000 in the aggregate at any time outstanding, to the extent that such investments are used by TA Travel solely for the purchase, operation and maintenance of the Airplane; and

          (iv) the representations and warranties made by TA Travel in
     Section 2(a)(v) hereof are true and correct in all material respects on and as of the date hereof.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to each of the Lenders, the Agent, the Swingline Lender and the Fronting Bank that
(a) after giving effect to this Agreement, the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

     SECTION 4. CONDITIONS TO EFFECTIVENESS. The waiver set forth in Section 1 shall become effective as of the date first above written on the date that the Agent shall have received (a) counterparts of this Agreement that, when taken together, bear the signatures of the Borrower and the Required Lenders, (b) the TA Travel Guarantee Agreement shall have been duly executed by TA Travel, the Collateral Agent and the other parties thereto, and shall be in full force and effect, (c) the TA Travel Security Agreement shall have been duly executed by TA Travel and the Collateral Agent and the other parties thereto, and shall be in full force and effect, (d) a duly executed waiver and amendment to the Tranche A Exchange Note Purchase Agreements in form and substance satisfactory to the Agent and (e) a supplemental indenture, an officer's certificate and a letter of counsel each in form and substance satisfactory to the Agent establishing and confirming that TA Travel is a Subsidiary Guarantor, as such term is defined in the Subordinated Note Indenture, of the Borrower and that the investments in TA Travel permitted hereby are permitted pursuant to Section 4.04 of the Subordinated Note Indenture.

     SECTION 5. EFFECT OF AGREEMENT. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent, the Collateral Agent, the Swingline Lender, the Fronting Bank or the Borrower under the Credit Agreement or any Security Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Security Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Security Document in similar or different circumstances. This Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Any default under this Agreement shall constitute an Event of Default under the Credit Agreement.

     SECTION 6. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     SECTION 7. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 8. HEADINGS. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 9. EXPENSES. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                             TRAVELCENTERS OF AMERICA, INC.,

                             by  /s/ James W. George
                                 ---------------------------
                                 Name:  James W. George
                                 Title:  Sr. VP and CFO


                             TA TRAVEL L.L.C.,

                             by  /s/ James W. George
                                 ---------------------------
                                 Name:  James W. George
                                 Title:  Sr. VP and CFO


                             TA OPERATING CORPORATION,

                             by  /s/ James W. George
                                 ---------------------------
                                 Name:  James W. George
                                 Title:  Sr. VP and CFO


                             NATIONAL AUTO/TRUCKSTOPS, INC.,

                             by  /s/ James W. George
                                 ---------------------------
                                 Name:  James W. George
                                 Title:  Sr. VP and CFO

                             THE CHASE MANHATTAN BANK,
                             individually and as Agent, Swingline Lender and Fronting Bank,

                             by  /s/ William J. Caggiano
                                 ---------------------------
                                 Name: William J. Caggiano
                                 Title: Managing Director

                            CREDIT AGRICOLE INDOSUEZ,

                            by  /s/ Katherine L. Abbott
                                ----------------------------
                                Name: Katherine L. Abbott
                                Title: First Vice President


                            by  /s/ Todd Voss
                                ----------------------------
                                Name: Todd Voss
                                Title: First Vice President

                            CRESCENT/MACH I PARTNERS, L.P.,

                            by   TCW ASSET MANAGEMENT COMPANY,
                                 its Investment Manger,

                            by
                               ------------------------------
                               Name:
                               Title:

                            KEYPORT LIFE INSURANCE COMPANY,

                            by  Stein Roe & Farnham Inc., as agent

                               /s/ Richard Hegwood
                               ------------------------------
                               Name: Richard Hegwood
                               Title: Senior Vice President

                            KZH -SOLEIL CORPORATION,

                            by
                               -----------------------------
                               Name:
                               Title:

                            KZH HOLDING CORPORATION III,

                            by
                               ----------------------------
                               Name:
                               Title:

                            KZH -CRESCENT CORPORATION,

                            by
                               ----------------------------
                               Name:
                               Title:

                            THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED,
                            New York Branch,

                            by /s/ Shuichi Tajima
                               ---------------------------
                            Name: Shuichi Tajima
                            Title: Deputy General Manager

                            MANUFACTURERS AND TRADERS TRUST COMPANY,

                            by /s/ C. Gregory Vogelsang
                               ---------------------------
                               Name: C. Gregory Vogelsang
                               Title: Assistant Vice President

                            NATIONAL CITY BANK,

                            by /s/ Stanley J. Gregorin, Jr.
                               ---------------------------
                               Name: Stanley J. Gregorin, Jr.
                               Title: Vice President

                            PAMCO  CAYMAN  LTD.,

                            by  Protective Asset Management Company as
                                Collateral Manager

                                /s/ Mark K. Okuda
                                --------------------------
                                Name: Mark K. Okuda
                                Title Executive Vice President

                            PILGRIM AMERICA PRIME RATE TRUST,

                            by /s/ Thomas C. Hunt
                               --------------------------
                               Name: Thomas C. Hunt
                               Title: Assistant Portfolio Manager

                            MERRIL LYNCH PRIME RATE PORTFOLIO,

                            by
                               --------------------------
                               Name:
                               Title:

                            SENIOR FLOATING RATE FUND, INC.,

                            by
                               --------------------------
                               Name:
                               Title:

                            SENIOR DEBT PORTFOLIO,

                            by Boston Management and Research, as Investment Advisor

                                /s/ Scott H. Page
                                -------------------------
                                Name: Scott H. Page
                                Title: Vice President

                            SOCIETE GENERALE,

                            by /s/ Joseph A. Philbin
                               -------------------------
                               Name: Joseph A. Philbin
                               Title: Vice President

                            VAN KAMPEN AMERICAN CAPITAL PRIME
                            RATE INCOME TRUST,

                            by /s/ Jeffrey W. Maillet
                               -------------------------
                               Name: Jeffrey W. Maillet
                               Title: Sr. Vice President and Director

                            VAN KAMPEN CLO I, LIMITED,


                            by   Van Kampen American Capital
                                 Management, Inc., as Collateral
                                 Manager

                            by /s/ Jeffrey W. Maillet
                               ------------------------
                               Name:  Jeffrey W. Maillet
                               Title:  Senior Vice President and Director